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                                                            EXHIBIT 10.45

     EXTENSION AND SECOND AMENDMENT OF LEASE, dated as of January 23, 1995, by and between RTC PROPERTIES, INC., a New York corporation having an office at 1185 Avenue of the Americas, Suite 310, New York, New York 10036 ("Lessor") and MERCER PRODUCTS CO., INC., a New York corporation having an office at Hackensack Avenue, Building 10, Kearny, New Jersey 07032 ("Lessee").

                             WITNESSETH:

     WHEREAS, Lessor, as lessor, and Lessee, as lessee, entered into a lease agreement dated as of December 1, 1988 as amended by an Extension and First Amendment of Lease dated as of January 13, 1994 (hereinafter referred to as the "Lease Agreement"), covering premises including a portion of Building 10 at the River Terminal Facility, Kearny, New Jersey, as more particularly described therein (the "Premises"); and

     WHEREAS, the Lease Agreement will expire on April 30, 1995; and

     WHEREAS, Lessor and Lessee desire to extend the Lease Agreement for an additional term of two years and, coincident with such extension, to amend certain other provisions of the Lease Agreement;

     NOW, THEREFORE, Lessor and Lessee do hereby agree to the extension of the Lease Agreement and to the amendment of the Lease Agreement as follows:

          PARAGRAPH 1. Section 1.01 of the Lease Agreement is hereby amended by deleting the expiration date "April 30, 1995" and inserting in its place and stead the date "April 30, 1997".

          PARAGRAPH 2. During the two year extension, the Fixed Rent payable by Lessee pursuant to Section 2.01 shall remain unchanged.

          PARAGRAPH 3. Article THIRTY-FOURTH is hereby amended to provide that the term "Expiration Date originally provided for herein" shall refer to the Term as extended herein, i.e., April 30, 1997.

          PARAGRAPH 4. Unless otherwise provided expressly herein, initially capitalized terms used herein shall have the same meanings that they have in the Lease Agreement.

          PARAGRAPH 5. Except as modified herein, the provisions of the Lease Agreement shall continue in full force and effect.

     IN WITNESS WHEREOF, Lessor and Lessee have duly executed this Extension and Second Amendment of Lease as of the day and year first above written.


                                           RTC PROPERTIES, INC.

                                       By: /s/ John Neu
                                           --------------------------------
                                           John Neu

                                           MERCER PRODUCTS CO., INC.

                                       By: /s/ Thomas S. Keup
                                           --------------------------------
                                           Thomas S. Keup

ATTEST:

By: /s/ Phyllis Bartle
    ----------------------------
    Phyllis Bartle